Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings per share
8.	Earnings per share

The following table summarizes the information used to compute earnings per share:

	2011	2010	2009
Numerator - Basic and Dilutive
Income from continuing operations attributable to Elster Group SE	$102,473	$84,689	$48,888
Accretion of dividends on preferred shares	0	-19,210	-25,640
Income from continuing operations attributable to Elster Group SE - basic and dilutive	$102,473	$65,479	$23,248
Income (loss) from discontinued operations	-1,594	2,570	0
Net income attributable to ordinary shareholders - basic and diluted	$100,879	$68,049	$23,248

Denominator - Basic and Dilutive

Basic weighted average number of ordinary shares outstanding, adjusted for stock split	28,220,041	19,295,573	16,320,750

Effect of dilutive securities - unvested shares	0	4,204	0

Diluted weighted average number of ordinary shares outstanding, adjusted for stock split	28,220,041	19,299,777	16,320,750